EXHIBIT 10.1

FIFTH AMENDMENT
THIS FIFTH AMENDMENT, dated as of February 17, 2015 (this “Amendment”), amends the Credit Agreement, dated as of November 30, 2010 (as previously amended, the “Credit Agreement”), among ABM Industries Incorporated (the “Company”), various financial institutions (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Credit Agreement.
WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and
WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1 Amendment. On and as of the Effective Date (as defined below), Section 7.5(j) of the Credit Agreement is amended in its entirety to read as follows:
(j)     unsecured Indebtedness owing by the Company to any Subsidiary Guarantor or the Captive Insurance Company or by any Subsidiary Guarantor to the Company or another Subsidiary Guarantor.
SECTION 2    Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment:
(a)    each representation and warranty set forth in Article V of the Credit Agreement, as amended hereby, is true and correct in all material respects as of the Effective Date (as defined below), except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects as of such earlier date; and
(b)    no Default exists.
SECTION 3    Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) when the Administrative Agent shall have received:
(a)    counterparts of this Amendment executed by the Company, the Administrative Agent and the Required Lenders;
(b)    a Confirmation executed by the Subsidiary Guarantors, substantially in the form attached hereto as Exhibit A; and
(c)    the fees payable to the Lenders in connection with this Amendment.

SECTION 4    Miscellaneous.
4.1    Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.
4.2    General. The provisions of Sections 10.5 (Expenses; Indemnity; Damage Waiver), 10.7 (Successors and Assigns), 10.14 (Counterparts) and 10.17 (Governing Law) of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis.
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SECTION 5
5.1
Delivered as of the day and year first above written.

ABM INDUSTRIES INCORPORATED
By:	/s/ D. Anthony Scaglione
Title:	SVP, TREASURER

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Christine Srotter
Title:	ASSISTANT VICE PRESIDENT

BANK OF AMERICA, N.A., as a Lender, as L/C issuer and as Swing Line Lender
By:	/s/ Ronald J. Drobny
Name:	Ronald J. Drobny
Title:	SENIOR VICE PRESIDENT

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Devin Rocusano
Name:	Devin Rocusano
Title:	VICE PRESIDENT

CITIZENS BANK, N.A., as a Lender
By:	/s/ Hassan Sayed
Name:	Hassan Sayed
Title:	VICE PRESIDENT

THE BANK OF TOKYO-MITSUBISHI UFJ,LTD., as a Lender
By:	/s/ Maria Iarriccio
Name:	Maria Iarriccio
Title:	DIRECTOR

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tom Molitor
Name:	Tom Molitor
Title:	MANAGING DIRECTOR

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Michael E. Temnick
Name:	Michael E. Temnick
Title:	VICE PRESIDENT

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Geoff Smith
Name:	Geoff Smith
Title:	SENIOR VICE PRESIDENT

SANTANDER BANK, N.A., as a Lender
By:	/s/ Justin Kleeberg
Name:	Justin Kleeberg
Title:	EXECUTIVE DIRECTOR

BANK OF THE WEST, as a Lender
By:	/s/ Robert Kido
Name:	Robert Kido
Title:	VICE PRESIDENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	AUTHORIZED SIGNATORY

By:	/s/ Remy Riester
Name:	Remy Riester
Title:	AUTHORIZED SIGNATORY

FIFTH THIRD BANK, as a Lender
By:	/s/ Christopher J. Heitker
Name:	Christopher J. Heitker
Title:	ASSISTANT VICE PRESIDENT

PNC BANK, National Association, as a Lender
By:	/s/ Amishi Patel
Name:	Amishi Patel
Title:	VICE PRESIDENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Aidan R. Spoto
Name:	Aidan R. Spoto
Title:	VICE PRESIDENT

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Sophia E. Love
Name:	Sophia E. Love
Title:	SENIOR VICE PRESIDENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Paul Darrigo
Name:	Paul Darrigo
Title:	SENIOR VICE PRESIDENT

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	VICE PRESIDENT

EXHIBIT A
CONFIRMATION

Dated as of February 17, 2015

To:    Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

Please refer to (a) the Credit Agreement, dated as of November 30, 2010 (as previously amended, the “Credit Agreement”), among ABM Industries Incorporated (the “Company”), various financial institutions (the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”); (b) the Subsidiary Guaranty (as defined in the Credit Agreement) and (c) the Fifth Amendment to the Credit Agreement dated as of the date hereof (the “Fifth Amendment”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Subsidiary Guaranty.

Each of the undersigned confirms to the Administrative Agent and the Lender Parties that, after giving effect to the Fifth Amendment and the transactions contemplated thereby (including this Confirmation), the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

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ABM Onsite Services, Inc. (FKA ABM Janitorial Services, Inc.)
ABM Janitorial Services – Mid-Atlantic, Inc.
ABM Janitorial Services – Northeast, Inc.
ABM Janitorial Services – South Central, Inc.
ABM Janitorial Services – Southeast, LLC
ABM Healthcare Support Services, Inc. (FKA HHA Services, Inc.)
ABM Industrial Services, Inc.
ABM Onsite Services – Midwest, Inc.
ABM Onsite Services - West, Inc. (FKA ABM Services, Inc.)
ABM Parking Services, Inc. (FKA Ampco System Parking)
ABM Security Services, Inc.
ABM Shared Services, Inc.
Air Serv Corporation
Air Serv Facility Services, Inc.
Diversco, Inc.
OneSource Facility Services, Inc. (converted from OneSource Facility Services LLC to a corporation)
OneSource Holdings, LLC
Servall Services Inc.
Southern Management ABM, LLC
ABM Facility Solutions Group, LLC (FKA The Linc Group, LLC)
GreenHomes America, LLC
REEP, Inc.
ABM Government Services, LLC (FKA Linc Government Services, LLC)
ABM Government Services Afghanistan Branch, LLC (FKA Linc Government Services Afghanistan Branch)
Ferguson-Williams LLC
ABM Facility Services, Inc.
Linc International, Inc.
Linc Facility Services UAE, LLC
Linc Facility Services Iraq LLC
Linc Facility Services ME, LLC
ABM Franchising Group, LLC (FKA Linc Network LLC)
ABM Building & Energy Solutions, LLC (converted from a corporation to an LLC) (FKA Linc Building & Energy Solutions Inc.)
ABM Building Solutions, LLC (FKA Linc Mechanical)
ABM Building Services, LLC (FKA Linc Services LLC)
ABM Electrical Power Solutions, LLC (FKA MET Electrical Testing)
ABM Electrical Power Services, LLC (FKA CET Electrical Testing)
ABM Health, Inc. (FKA Linc Health, Inc.)
ABM Electrical Network, Inc.
ABM Electrical & Lighting Solutions, Inc. (FKA ABM Electrical Inc.)

By:	/s/ D. Anthony Scaglione
Name:	D. Anthony Scaglione
Title:	TREASURER

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